UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2011

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 200 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01                                    Entry into a Material Definitive Agreement

On November 30, 2011, Helicos BioSciences Corporation (“Helicos” or the “Company”) received a $700,000 cash advance against its existing convertible promissory note facility.  Coincident with this funding event the Company entered into a First Amendment (the “First Amendment”) to the Subordinated Secured Note Purchase Agreement (the “Note Purchase Agreement”) with investment funds affiliated with Atlas Venture and Flagship Ventures (the “Purchasers”).

A copy of the First Amendment is included as Exhibit 10.1 to this report and is hereby incorporated by reference.

Item 9.01                                    Financial Statements and Exhibits

(d)                                    Exhibits

Exhibit No.	Description

10.1	First Amendment to Subordinated Secured Note Purchase Agreement, dated as of November 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Jeffrey R. Moore
Date: November 30, 2011	Name:	Jeffrey R. Moore
	Title:	Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	First Amendment to Subordinated Secured Note Purchase Agreement, dated as of November 30, 2011